

HOULIHAN LOKEY
华利安

Garden项目讨论材料

初稿-仅供讨论

2013年9月21日

兼并收购
估值及公允性意见
资本市场融资
财务重整

HL.com/CN

保密

免责声明

This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the "Materials"), are provided solely for the information of the Special Committee of the Board of Directors (the "Committee") of Yongye International, Inc. ("Yongye" or the "Company") by Houlihan Lokey Capital, Inc. ("Houlihan Lokey") in connection with the Committee's consideration of a potential transaction (the "Transaction") involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the Materials.

The Materials are for discussion purposes only and may not be relied upon by any person or entity for any purpose except as expressly permitted by Houlihan Lokey's engagement letter. The Materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and neither the Committee, the Company nor Houlihan Lokey takes any responsibility for the use of the Materials by persons other than the Committee. The Materials are provided on a confidential basis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey's express prior written consent.

Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all Materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the Company plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such information for any purpose without Houlihan Lokey's prior written consent. Houlihan Lokey is not an expert on, and nothing contained in the Materials should be construed as advice with regard to, legal, accounting, regulatory, insurance, tax or other specialist matters. Houlihan Lokey's role in reviewing any information is limited solely to performing such a review as it shall deem necessary to support its own advice and analysis and shall not be on behalf of the Committee. Any statement contained in the Materials as to tax matters was neither written nor intended by Houlihan Lokey or any of its affiliates to be used, and cannot be used by any taxpayer, for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then such statement is being delivered to support the promotion or marketing of the transaction or matter addressed and such person should seek advice based on its particular circumstances from an independent tax advisor.

The Materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the Materials. Although subsequent developments may affect the contents of the Materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the Materials, except as expressly contemplated by Houlihan Lokey's engagement letter. The Materials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The Materials do not address the underlying business decision of the Company or any other party to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party. The Materials do not constitute any opinion, nor do the Materials constitute a recommendation to the Committee, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Transaction or otherwise or whether to buy or sell any assets or securities of any company. Houlihan Lokey's only opinion is the opinion, if any, that is actually delivered to the Committee. This presentation has been prepared based on limited information and thus is preliminary in nature and Houlihan Lokey reserves the right to modify this presentation as it may see fit. The Materials may not reflect information known to other professionals in other business areas of Houlihan Lokey and its affiliates.

The analyses contained in the Materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The Materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the Materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The Materials do not constitute a valuation opinion or credit rating. In preparing the Materials, Houlihan Lokey has not conducted any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law.

All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses) reflected in the Materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates contained in the Materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose.

Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents.

The Materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The Materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey's affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, one or more parties that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory services to clients. Houlihan Lokey's personnel may make statements or provide advice that is contrary to information contained in the Materials. Houlihan Lokey's or its affiliates' proprietary interests may conflict with the Company's interests. Houlihan Lokey may have advised, may seek to advise and may in the future advise companies mentioned in the Materials.

For your convenience only we have provided a Chinese translation of the Materials. In the event of any inconsistency between the English and Chinese versions, the English version shall be controlling.

交易估值概览

交易概览

(数额及股数以百万为单位，每股价格除外)

证券类型	总股数[1]	每股交易价格
普通股	50.7	$6.69

交易价值	
隐含交易股权交易	$339.1
调整：	
总债务[2]	96.8
优先股[3]	59.5
少数股权[2]	25.9
现金[4]	(61.6)
隐含企业价值	459.7

隐含交易倍数	
营业额[5]	**隐含交易倍数**
截至06/30/2013的过去12个月	0.84x
2013财年预测	0.79x
2014财年预测	0.63x
EBITDA[5]	
截至06/30/2013的过去12个月	2.5x
2013财年预测	3.0x
2014财年预测	2.5x
调整后EBITDA[6]	
截至06/30/2013的过去12个月	19.1x
2013财年预测	7.9x
2014财年预测	9.8x

基于股票历史交易价格的隐含溢价

交易宣布日 10/15/2012[7]	收盘股价[8]	交易报价较交易日平均价格溢价
目前股价（9/13/2013）	$6.04	10.8%
交易宣布1天前	$4.79	39.7%
宣布前5日平均价格	$4.76	40.6%
宣布前10日平均价格	$4.69	42.6%
宣布前1个月平均价格	$4.57	46.5%
宣布前3个月平均价格	$4.00	67.2%
宣布前6个月平均价格	$3.56	87.8%
宣布前1年平均价格	$3.83	74.7%
52周最高价（11/09/2011）[9]	$5.90	13.4%
52周最低价（05/21/2012）[9]	$2.60	157.3%
转板价格（09/03/2009）[10]	$7.50	-10.8%

注：
1. 基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数
2. 债务及少数股权基于2013年8月9日公布的截至2013年6月30日的季报
3. 根据公司管理层信息，优先股的赎回价值约为5,947万美元，其中包括了预计的累计优先股股息
4. 根据永业公司管理层的预测，根据永业公司管理层的预测，现金结余不包括因公司季节性的商业模式而用于支持短期运营的9,900万美元的现金；也不包括用于即将开工建设新生产设备的9,400万美元的资本支出现金
5. 过去12个月营业额及EBITDA基于公司2013年8月9日公布的截至2013年6月30日的季报；预测基于公司管理层
6. 调整后EBITDA = EBITDA – 净营运资本变动额。净营运资本=流动资产-流动负债
7. 私有化交易宣布日
8. 股价基于CapitalIQ
9. 私有化宣布之前的52周
10. 公司于2009年9月3日由OTCBB转板至纳斯达克
过去12个月指截至公司最近公布财报数据时间的过去12个月
财年指财务年份

股票历史交易价格

股票价格及交易量历史变化


收盘价 (美元)
日交易量（百万股）
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
报价
$6.69
目前股价
$6.04
4/21/2008: 通过反向收购Golden Tan, Inc在OTCBB上市
9/3/2009: 永业以每股7.50的价格转板纳斯达克
3/12/2010: 永业农丰生物科技有限责任公司与武川顺通腐植酸贸易有限公司签署意向书，准备以大约2.4亿人民币收购顺通位于内蒙古一个待开发褐煤资源项目
8/3/2010: 永业农丰生物科技有限责任公司同意以3,290万美元收购生命素牌产品的分销网络
5/27/2011: Robbins Geller Rudman & Dowd LLP向永业提起集体诉讼，声称公司向投资者提供错误及误导的财务及业务信息
6/3/2011: Rosen律师事务所向永业提起集体诉讼
6/9/2011: 永业向摩根士丹利旗下亚洲私募基金定向增发5,681,818股可赎回A系列可转换优先股，总价值约5,000万美元
10/15/2012: 宣布永业国际董事会收到私有化要约
3/18/2013: 纳斯达克叫停了永业国际的股票交易
6/17/2013: 永业国际股票复牌，恢复交易
4/21/08
7/20/08
10/18/08
1/16/09
4/16/09
7/15/09
10/13/09
1/11/10
4/11/10
7/10/10
10/8/10
1/6/11
4/6/11
7/5/11
10/3/11
1/1/12
3/31/12
6/29/12
9/27/12
12/26/12
3/26/13
6/24/13
9/13/13
日交易量
收盘价

股价及交易量统计数据

52周最高(8/19/2013)	$6.34	上周平均日交易量	162,700
52周最低(9/14/2012)	$4.30	上月平均日交易量	220,590
历史最高价(10/14/2009)	$12.00	三个月平均日交易量	375,660
历史最低价(2/12/2009)	$0.65	六个月平均日交易量	378,370

来源：*Capital IQ*

相对股价表现

自公司转板纳斯达克以来的股价表现


170.0%
150.0%
130.0%
110.0%
90.0%
70.0%
50.0%
30.0%
股价相对表现
9/3/09
12/2/09
3/2/10
5/31/10
8/29/10
11/27/10
2/25/11
5/26/11
8/24/11
11/22/11
2/20/12
5/20/12
8/18/12
11/16/12
2/14/13
5/15/13
9/13/13
标普500指数: +68.3%
永业国际: -12.5%
新兴市场可比公司²: -31.8%
中国上市可比公司¹: -39.4%
标普500指数
永业国际
中国上市可比公司
新兴市场可比公司

来源：Capital IQ
注：
1.可比中国上市公司包括中化化肥控股有限公司、南京红太阳股份有限公司、安徽六国化工股份有限公司、柳州化工股份有限公司、重庆建峰化工股份有限公司、安徽省司尔特肥业股份有限公司、玖源生态农业科技(集团)有限公司、史丹利化肥股份有限公司、中国米高集团、广西河池化工股份有限公司、中国绿色农业公司

2. 可比新兴市场公司包括Agritech Limited (KASE:AGL), Coromandel International Limited (BSE:506395), Fauji Fertilizer Bin Qasim Limited (KASE:FFBL), Fertilizantes Heringer S/A (BOVESPA:FHER3), Gubre Fabrikalari Turk Anonim Sirketi (IBSE:GUBRF), Gujarat State Fertilizers & Chemicals Ltd. (BSE:500690), Joint Stock Company Dorogobuzh (MICEX:DGBZ), Madras Fertilizers Ltd. (NSEI:MADRASFERT), Mangalore Chemicals & Fertilizers Limited (BSE:530011), National Fertilizers Ltd. (BSE:523630), OJSC PhosAgro (LSE:PHOR), Rashtriya Chemicals And Fertilizers Limited (BSE:524230) and Sinon Corporation (TSEC:1712)

估值分析

隐含每股价值区间[1,2,3,4,5]


$12.00
$9.00
$6.00
$3.00
$0.00
每股价值
报价：$6.69
$9.51
$6.26
$9.12
$5.67
$10.60
$6.27
$4.73
$2.36
$7.94
$4.50
$7.76
$5.00
$11.67
$5.18
$6.75
$4.12
可比公司分析
0.80x - 1.10x 截至6/30/2013的过去12个月营业收入
可比公司分析
0.70x - 1.00x 截至12/31/2013的财年营业收入
可比公司分析
0.60x - 0.90x 截至12/31/2014的财年营业收入
可比公司分析
10.0x - 15.0x 截至6/30/2013的过去12个月调整后EBITDA6
可比公司分析
6.0x - 9.0x 截至12/31/2013的财年调整后EBITDA6
可比公司分析
8.0x - 11.0x 截至12/31/2014的财年调整后EBITDA6
可比交易分析
0.70x - 1.30x 截至6/30/2013的过去12个月营业收入
折现现金流分析
折现率：13.0% - 15.0%
调整后EBITDA6终值倍数：9.0x – 12.0x

交易宣布前时间[7]	收盘股价	隐含溢价	交易宣布前时间[7]	收盘价	隐含溢价
目前 (9/13/2013)	■ $6.04	■ 10.8%	宣布前1年平均	■ $3.83	■ 74.7%
交易宣布1天前	■ $4.79	■ 39.7%	52周股价范围	■ $2.60-$5.90	■ 13.4%-157.3%
宣布前3个月平均	■ $4.00	■ 67.2%	转板价格	■ $7.50	■ -10.8%
宣布前6个月平均	■ $3.56	■ 87.8%	股价上次达到报价（$6.69）距今天数		■ 910天

本页注释请参考下一页

估值分析（续）

注释

注:

对各种估值方法分配相同权重

1. 基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数

2. 债务和少数股东权益金额基于2013年8月9日公布的截至2013年6月30日的季报数字

3. 根据永业公司管理层的预测，现金结余不包括因公司季节性的商业模式而用于支持短期公司运营的9,900万美元的现金；也不包括用于即将开工建设新生产设备的9,400万美元的资本支出现金

4. 不包括即将开工建设新生产设备产生的折旧和摊销

5. 根据公司管理层信息，优先股的赎回价值约为5,947万美元，其中包括了预计的累计优先股股息

6. 调整后EBITDA = EBITDA – 净营运资本变动额。净营运资本=流动资产-流动负债

7. 交易宣布日期2012年10月15日之前

过去12个月指截至公司最近公布财报数据时间的过去12个月

2013年财年，2014年财年分别指公司相应的财务年份

估值分析（续）

(数额及股数以百万为单位，每股价格除外)

	可比公司分析 过去12个月 营业收入		可比公司分析 2013财年预测 营业收入		可比公司分析 2014财年预测 营业收入		可比公司分析 过去12个月 调整后EBITDA[2]		可比公司分析 2013财年预测 调整后EBITDA[2]		可比公司分析 2014财年预测 调整后EBITDA[2]		可比交易分析 过去12个月 营业收入		折现现金流分析[1]	
估值倍数所对应运营数据	$547.6		$582.8		$730.8		$24.0		$58.1		$46.7		$547.6			
估值倍数范围	0.80x	1.10x	0.70x	1.00x	0.60x	0.90x	10.0x	15.0x	6.0x	9.0x	8.0x	11.0x	0.70x	1.30x		
估值倍数得出的隐含企业价值范围	$438.1	$602.4	$408.0	$582.8	$438.5	$657.7	$240.1	$360.1	$348.6	$522.9	$373.9	$514.1	$383.3	$711.9	$329.3	$462.6
加：现金及现金等价物[3]	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6	$61.6
减：优先股[4]	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5	$59.5
减：少数股东权益（2013年6月30日）	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9	$25.9
隐含企业总价值	$414.3	$578.6	$384.2	$559.0	$414.7	$633.9	$216.3	$336.3	$324.8	$499.1	$350.1	$490.3	$359.5	$688.1	$305.5	$438.7
减：债务（2013年6月30日）	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8	$96.8
隐含股权价值	$317.5	$481.8	$287.4	$462.2	$317.9	$537.1	$119.5	$239.5	$228.0	$402.3	$253.3	$393.5	$262.7	$591.3	$208.7	$342.0
流通股总数[5]	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7	50.7
隐含每股价值	$6.26	$9.51	$5.67	$9.12	$6.27	$10.60	$2.36	$4.73	$4.50	$7.94	$5.00	$7.76	$5.18	$11.67	$4.12	$6.75

来源：历史数据来自于公司公开信息，未来预测营业收入及调整后EBITDA来自于公司管理层预测
注：
1.不包括即将开工建设新生产设备产生的折旧和摊销
2.调整后EBITDA = EBITDA – 净营运资本变动额。净营运资本=流动资产-流动负债
3.根据永业公司管理层的预测，现金结余不包括因公司季节性的商业模式而用于支持短期运营费用以及即将开工建设新生产设备的1.93亿美元的资本支出费用
4.根据公司管理层信息，优先股的赎回价值约为5,947万美元，其中包括了预计的累计优先股股息
5.基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数
过去12个月指截至公司最近公布财报数据时间的过去12个月
2013年财年，2014年财年分别指公司相应的财务年份

可比公司交易数据分析 – 可比中国农化工企业

（数额及股数以百万为单位，每股价格除外）

可比公司	交易所	股价 9/13/2013 ($)	目前市值[1]（百万美元）	企业价值[2]（百万美元）	企业价值比营业收入倍数 LTM (x)	NFY (x)	NFY+1 (x)	企业价值比EBITDA倍数 LTM (x)	NFY (x)	NFY+1 (x)	企业价值比调整后EBITDA[3]倍数 LTM (x)	NFY (x)	NFY+1 (x)
中国农化工可比公司													
南京红太阳股份有限公司	深交所	$2.97	$1,507.1	$1,996.3	1.69x	1.35x	1.27x	16.1x	13.0x	16.8x	18.2x	NMF	NMF
中化化肥控股有限公司	港交所	0.18	1,259.2	1,962.4	0.31x	0.28x	0.26x	8.9x	7.7x	7.1x	NMF	NMF	13.2x
安徽六国化工股份有限公司	深交所	1.09	567.7	911.3	1.00x	0.81x	0.71x	NMF	NA	NA	5.4x	NA	NA
史丹利化肥股份有限公司	上交所	4.73	1,038.4	884.1	1.02x	0.83x	0.64x	12.6x	10.4x	8.5x	11.5x	7.4x	5.4x
重庆建峰化工股份有限公司	上交所	0.68	409.1	715.5	1.25x	1.14x	1.07x	10.9x	12.9x	12.7x	6.1x	5.1x	17.1x
玖源生态农业科技（集团）有限公司	港交所	0.01	70.5	571.8	NMF	NMF	1.39x	18.6x	10.4x	9.4x	NMF	NA	NA
安徽司尔特肥业股份有限公司	深交所	1.64	484.2	513.5	1.58x	1.17x	0.84x	13.7x	7.6x	6.0x	4.8x	8.7x	10.5x
柳州化工股份有限公司	深交所	0.74	295.0	575.7	1.38x	1.16x	1.05x	9.3x	9.1x	8.4x	4.3x	7.6x	8.3x
广西河池化工股份有限公司	深交所	0.79	232.6	253.1	1.86x	NA	NA	NMF	NA	NA	12.1x	NA	NA
中国禾高集团	多伦多交易所	0.95	49.8	141.2	0.49x	0.56x	0.43x	NMF	NMF	7.8x	10.7x	NA	NA
中国绿色农业公司	纽交所	4.10	122.8	63.8	0.29x	NA	NA	0.9x	NA	NA	2.6x	NA	NA
最大值			$1,507.1	$1,996.3	1.86x	1.35x	1.39x	18.6x	13.0x	16.8x	18.2x	8.7x	17.1x
最小值			$70.5	$253.1	0.31x	0.28x	0.26x	8.9x	7.6x	6.0x	4.3x	5.1x	5.4x
平均数			$548.8	$780.8	1.09x	0.91x	0.85x	11.4x	10.2x	9.6x	8.4x	7.2x	10.9x
中位数			$409.1	$575.7	1.14x	0.98x	0.84x	11.8x	10.4x	8.5x	6.1x	7.5x	10.5x
永业国际（目前股价）	纳斯达克	$6.04	$306.1	$426.7	0.78x	0.73x	0.58x	2.4x	2.8x	2.3x	17.8x	7.3x	9.1x
永业国际（交易报价）	纳斯达克	$6.69	$339.1	$459.7	0.84x	0.79x	0.63x	2.5x	3.0x	2.5x	19.1x	7.9x	9.8x

来源: Capital IQ，公司财务报告，券商报告，公司提供的预测
注:
1. 股本市场价值＝股价（在外流通的普通股股数+根据库存股份法计算的期权和认股权证）*
公司股本市场价值基于公司2013年8月9日发布的截至2013年6月30日的第二季度的季报
2. 企业价值＝股本市场价值+债务+优先股+负债类衍生品+少数股东权益-现金及短期投资
3. 调整后EBITDA＝EBITDA－净营运资本变动额。净营运资本＝流动资产-流动负债
过去12个月指截至公司最近公布财报数据时间的过去12个月
NA表示数据不详
NFY 指下一财年（2013财年），其财务信息尚未公布
NFY+1 指2013财年后的下一财年（2014财年）
NMF指数据无意义
此可比公司交易分析中所涉及的公司没有一家和永业的情况完全相符
以2013年9月13日的汇率转换为美元

可比公司交易数据分析 – 可比新兴市场农化工企业

（数额及股数以百万为单位，每股价格除外）

可比公司	交易所	股价 9/13/2013 ($)	目前市值[1]（百万美元）	企业价值[2]（百万美元）	企业价值比营业收入倍数 LTM (x)	企业价值比营业收入倍数 NFY (x)	企业价值比营业收入倍数 NFY+1 (x)	企业价值比EBITDA倍数 LTM (x)	企业价值比EBITDA倍数 NFY (x)	企业价值比EBITDA倍数 NFY+1 (x)	企业价值比调整后EBITDA[3]倍数 LTM (x)	企业价值比调整后EBITDA[3]倍数 NFY (x)	企业价值比调整后EBITDA[3]倍数 NFY+1 (x)
新兴市场国家农化工可比公司													
OJSC PhosAgro	LSE	$9.68	$3,760.7	$4,862.1	1.45x	1.47x	1.46x	5.0x	5.6x	5.8x	5.5x	5.8x	5.5x
Coromandel International Ltd.	BSE	3.59	1,016.8	1,439.6	1.01x	0.87x	0.76x	13.6x	9.6x	8.0x	NMF	NMF	22.8x
National Fertilizers Ltd.	BSE	0.34	166.2	922.7	0.90x	NA	NA	NMF	NA	NA	NMF	NA	NA
Gubre Fabrikalari Turk Anonim Sirketi	IBSE	6.73	561.7	809.9	0.75x	0.66x	0.66x	2.6x	NA	NA	3.2x	NA	NA
Fertilizantes Heringer S/A	BOVESPA	3.45	167.2	554.5	0.24x	0.23x	0.21x	5.3x	4.9x	5.0x	7.7x	NA	NA
Rashtriya Chemicals And Fertilizers Ltd.	BSE	0.51	282.8	534.3	0.49x	0.48x	0.42x	5.5x	6.3x	5.4x	NMF	6.3x	8.7x
Gujarat State Fertilizers & Chemicals Ltd.	BSE	0.79	316.3	528.3	0.57x	0.50x	0.48x	5.3x	4.0x	3.4x	NMF	NMF	2.4x
Joint Stock Company Dorogobuzh	MICEX	0.48	344.2	510.0	1.06x	NA	NA	3.3x	NA	NA	NMF	NA	NA
Fauji Fertilizer Bin Qasim Ltd.	KASE	0.39	360.7	468.8	0.87x	0.93x	0.91x	4.6x	NA	NA	3.5x	NA	NA
Mangalore Chemicals & Fertilizers Ltd.	BSE	0.87	103.0	292.1	0.66x	NA	NA	9.9x	NA	NA	26.1x	NA	NA
Sinon Corporation	TSEC	0.49	163.6	276.8	0.55x	NA	NA	8.1x	NA	NA	19.0x	NA	NA
Agritech Ltd.	KASE	0.12	44.9	276.6	NMF	NA	NA	NMF	NA	NA	10.6x	NA	NA
Madras Fertilizers Ltd.	NSEI	0.21	34.4	81.9	0.20x	NA	NA	1.9x	NA	NA	0.9x	NA	NA
最大值			$3,760.7	$4,862.1	1.45x	1.47x	1.46x	13.6x	9.6x	8.0x	26.1x	6.3x	22.8x
最小值			$34.4	$81.9	0.20x	0.23x	0.21x	1.9x	4.0x	3.4x	0.9x	5.8x	2.4x
平均数			$563.3	$889.0	0.73x	0.74x	0.70x	5.9x	6.1x	5.5x	9.6x	6.1x	9.9x
中位数			$282.8	$528.3	0.71x	0.66x	0.66x	5.3x	5.6x	5.4x	6.6x	6.1x	7.1x
永业国际（目前股价）	NasdaqGS	$6.04	$306.1	$426.7	0.78x	0.73x	0.58x	2.4x	2.8x	2.3x	17.8x	7.3x	9.1x
永业国际（交易报价）	NasdaqGS	$6.69	$339.1	$459.7	0.84x	0.79x	0.63x	2.5x	3.0x	2.5x	19.1x	7.9x	9.8x

来源: Capital IQ，公司财务报告，券商报告，公司提供的预测
注:
1. 股本市场价值 = 股价*（在外流通的普通股股数+根据库存股份法计算的期权和认股权证）
公司股本市场价值基于公司2013年8月9日发布的截至2013年6月30日的第二季度的季报
2. 企业价值 = 股本市场价值+ 债务 +优先股+ 负债类衍生品+ 少数股东权益 - 现金及短期投资
3. 调整后EBITDA = EBITDA – 净营运资本变动额，净营运资本=流动资产-流动负债
过去12个月指截至公司最近公布财报数据时间的过去12个月
NA表示数据不详
NFY 指下一财年（2013财年），其财务信息尚未公布
NFY+1 指2013财年后的下一财年（2014财年）
NMF指数据无意义
此可比公司交易分析中所涉及的公司没有一家和永业的情况完全相符
以2013年9月13日的汇率转换为美元

可比中国农化工行业交易

(除股份外，单位均为百万美元)

宣布日期	目标公司	收购方	标的公司国家	收购百分比	隐含企业价值（百万美元）	收入（百万美元）	EBITDA（百万美元）	隐含企业价值/营业收入	隐含企业价值/EBITDA	EBITDA利润率%
控股权改变的交易										
09/09/2013	湖北沙隆达股份有限公司	Celsius Property B.V.	中国	65%	$261.9	$449.0	$83.3	0.58x	3.1x	18.5%
01/08/2013	汉枫常绿有限公司	于薪铎（汉枫常绿首席执行官）	中国	80%	79.1	240.3	(20.0)	0.33x	NM	NM
01/08/2013	柳州市柳化复混肥料厂	柳州化工股份有限公司	中国	99%	3.4	NA	NA	NA	NA	NA
11/26/2012	云南丰喜化工有限责任公司	云南省富源县某煤矿公司	中国	100%	1.3	NA	NA	NA	NA	NA
07/04/2012	贵州天福化工有限公司	贵州产业投资（集团）有限公司	中国	NA	163.2	NA	NA	NA	NA	NA
06/26/2012	河南大通股份有限公司	中国金石投资股份有限公司	中国	100%	9.9	NA	NA	NA	NA	NA
04/30/2012	宜兴国豪生物环保有限公司	威兴国际环保有限公司	中国	NA	NA	NA	NA	NA	NA	NA
01/09/2012	云南寻甸龙蟒磷化工有限责任公司	中国化肥集团	中国	100%	218.8	NA	NA	NA	NA	NA
12/22/2011	北京世纪万业源生物工程技术有限公司	不详	中国	65%	10.0	1.9	NA	5.30x	NA	NA
12/05/2011	江西贵溪化肥有限责任公司	安徽六国化工股份有限公司	中国	51%	15.0	NA	NA	NA	NA	NA
10/10/2011	广西河池化工股份有限公司	广西华兴美添工艺厂	中国	100%	NA	NA	NA	NA	NA	NA
05/06/2011	岳阳宏润肥业有限公司	广州市盈煜装饰工程有限公司	中国	100%	1.0	NA	NA	NA	NA	NA
04/28/2011	山东华阳科技股份有限公司	山东金鼎矿业有限公司，山东东平宏达矿业有限公司等	中国	100%	NA	88.4	7.2	NA	NA	8.2%
03/30/2011	山东大成农药股份有限公司	山东华联矿业控股股份有限公司	中国	100%	NA	128.4	9.3	NA	NA	7.2%
				中位数		$128.4	$8.2	0.58x	3.1x	8.2%
				平均数		181.6	19.9	2.07x	3.1x	11.3%
其他交易										
07/31/2013	博远集团	雅戈尔投资有限公司	中国	29%	$317.2	NA	NA	NA	NA	NA
05/31/2013	国投新疆罗布泊钾盐有限责任公司	新疆冠农果茸集团股份有限公司	中国	NA	NA	726.5	NA	NA	NA	NA
01/04/2013	北海国发海洋生物产业股份有限公司	国海证券	中国	5%	NA	$87.1	($4.8)	NA	NA	NM
07/19/2012	安徽华星化工股份有限公司	上海华信石油集团有限公司	中国	NA	NA	146.8	1.4	NA	NA	1.0%
07/16/2012	山东华阳科技股份有限公司	山西湘阳投资有限公司	中国	12%	$196.5	$95.3	$4.5	2.06x	43.5x	4.7%
06/05/2012	云南三环中化化肥有限公司	云南云天化股份有限公司	中国	NA	166.9	NA	NA	NA	NA	NA
05/18/2012	宜都兴发化工有限公司	湖北兴发化工集团股份有限公司	中国	49%	$86.6	NA	NA	NA	NA	NA
05/08/2012	河北万全宏宇化工有限责任公司	颖泰嘉和	中国	49%	41.6	58.9	NA	0.71x	NA	NA
04/18/2012	山东金正大生态工程股份有限公司	凯石中欧投资管理有限公司	中国	11%	$1,170.9	$1,304.4	$108.0	0.90x	10.8x	8.3%
02/21/2012	江苏扬农化工集团有限公司	中化国际（控股）股份有限公司	中国	36%	730.1	NA	NA	NA	NA	NA
02/08/2012	河北威远生物化工股份有限公司	石家庄新奥投资有限公司	中国	NA	NA	$289.6	$23.9	NA	NA	8.3%
11/27/2011	中国心连心化肥有限公司	春华资本集团	中国	NA	NA	568.2	71.9	NA	NA	12.7%
11/09/2011	陕西兴化化学股份有限公司	陕西延长石油化建股份有限公司	中国	NA	NA	$204.8	$44.9	NA	NA	21.9%
09/09/2011	山东鲁西化工股份有限公司	鼎晖投资	中国	NA	NA	1,468.4	184.1	NA	NA	12.5%
05/29/2011	永业国际	摩根士丹利旗下亚洲私募股权基金	中国	NA	NA	$239.4	$70.4	NA	NA	29.4%
05/09/2011	达州玖源化工有限公司	国际金融公司	中国	NA	NA	NA	NA	NA	NA	NA
03/21/2011	云南天腾化工有限公司	云南云天化股份有限公司	中国	11%	$5.8	NA	NA	NA	NA	NA
02/08/2011	山东华阳科技股份有限公司	淄博宏达矿业有限公司	中国	20%	252.0	77.3	6.7	3.26x	37.7x	8.6%
				中位数		$222.1	$34.4	1.48x	37.7x	8.6%
				平均数		438.9	51.1	1.73x	30.7x	11.9%
				全部交易						
				中位数		$204.8	$16.6	0.90x	24.3x	8.5%
				平均数		363.2	42.2	1.88x	23.8x	11.8%
				最高值		1,468.4	184.1	5.30x	43.5x	29.4%
				最低值		1.9	(20.0)	0.33x	3.1x	1.0%

来源: Capital IQ
注:NA表示数据不详
此可比交易分析中所涉及的交易没有一例和本交易的情况完全相同
目标公司隐含企业价值的计算基于公司宣布的股权交易价格和当时其他的公开信息
相应计算基于交易宣布前过去12个月内的数据
收购股票份额计算基于普通股股数
调整后EBITDA未被采用因为目标公司的净运营资本数据有限或不详

宣布日期	目标公司	收购方	收购百分比	隐含企业价值	收入	EBITDA	隐含企业价值/营业收入	隐含企业价值/EBITDA	EBITDA利润率%
10/15/2012	永业国际	吴子申先生、Full Alliance、摩根士丹利旗下亚洲私募股权基金、Lead Rich	75%	459.7	547.6	180.8	0.84x	2.5x	33.0%

可比新兴市场国家农化工行业交易

(除股价外，单位均为百万美元)

宣布日期	目标公司	收购方	标的公司国家	收购百分比	隐含企业价值（百万美元）	收入（百万美元）	EBITDA（百万美元）	隐含企业价值/营业收入	隐含企业价值/EBITDA	EBITDA利润率%
控股权改变的交易										
07/19/2013	Eisai Seikaken Co.,Ltd.	Lawson Inc.	日本	70%	NA	$14.7	NA	NA	NA	NA
06/25/2013	TJ Technologies, Inc.	Novozymes A/S	美国	100%	NA	15.0	NA	NA	NA	NA
02/06/2013	Rosier S.A.	Borealis AG	比利时	57%	98.9	376.8	9.9	0.26x	10.0x	2.6%
12/19/2012	Pace International, LLC	Valent BioSciences Corporation	美国	75%	86.7	NA	NA	NA	NA	NA
12/18/2012	Vale S.A., Araucária Nitrogenados Fertilizer Plant	Petróleo Brasileiro S.A. - Petrobras	巴西	100%	234.0	NA	NA	NA	NA	NA
12/07/2012	Bunge Limited, Fertilizer Business in Brazil	Yara International ASA	巴西	100%	750.0	NA	NA	NA	NA	NA
12/04/2012	Sree Ramcides Chemicals Pvt. Ltd.	SDS Biotech K.K.	印度	65%	26.4	19.3	0.4	1.37x	60.2x	2.3%
08/16/2012	Agritech Limited	Faysal Bank Limited; Askari Bank Limited; Soneri Bank Limited	巴基斯坦	80%	400.8	56.6	19.8	7.08x	20.2x	35.0%
07/23/2012	Avima (Pty) Ltd.	AGRO-SERVE (PROPRIETARY) LIMITED	南非	100%	9.5	14.2	NA	0.67x	NA	NA
06/26/2012	Landec Ag, LLC.	Incotec Holding North America, Inc.	美国	100%	0.6	4.2	NA	0.14x	NA	NA
06/18/2012	Zaklady Azotowe Pulawy Spolka Akcyjna	Synthos S.A	波兰	NA	465.5	1,121.4	228.6	0.42x	2.0x	20.4%
05/08/2012	K+S Nitrogen GmbH	Open Joint Stock Company Mineral and Chemical Company	德国	100%	181.9	1,503.0	NA	0.12x	NA	NA
12/13/2011	SIBUR-Mineral Fertilizers JSC	CJSC Holding Company Siberian Business Union	俄罗斯	100%	1,000.0	978.0	222.0	1.02x	4.5x	22.7%
07/26/2011	DVA Agro Brasil C.I.E.I.A. Ltda.	United Phosphorus Limited	巴西	51%	362.7	130.0	NA	2.79x	NA	NA
07/21/2011	S.C. Alcedo S.R.L.	Sumitomo Corporation	罗马尼亚	90%	84.7	67.8	NA	1.25x	NA	NA
06/20/2011	Carrs Fertilisers Limited	Origin Enterprises Plc	英国	100%	30.8	96.1	NA	0.32x	NA	NA
06/20/2011	COMPO GmbH & Co. KG	Triton	德国	100%	293.6	576.2	NA	0.51x	NA	NA
05/26/2011	International Mineral Technologies, LLC	Agrium Advanced Technologies, Inc.	美国	100%	44.0	60.0	NA	0.73x	NA	NA
05/10/2011	SDS Biotech K.K.	Idemitsu Kosan Co. Ltd.	日本	70%	166.0	142.6	21.6	1.16x	7.7x	15.1%
05/02/2011	Agrium Italia S.p.A.	Agrium Europe S.A.	西班牙	100%	27.0	200.0	NA	0.14x	NA	NA
04/11/2011	Antonio Fuentes Mendez S.A.U.	ICL Fertilizers Ltd.	西班牙	100%	289.1	163.3	NA	1.77x	NA	NA
03/17/2011	Cleancrop UK Limited	Silos (UK) Limited	英国	100%	65.3	113.1	NA	0.58x	NA	NA
03/10/2011	Rigby Taylor Ltd	Origin Enterprises Plc	英国	100%	16.4	36.4	NA	0.45x	NA	NA
					中位数	$104.6	$20.7	0.62x	8.8x	17.8%
					平均数	284.4	83.7	1.15x	17.4x	16.3%
其他交易										
08/26/2013	YOUNG-IL Chemical Co., Ltd.	NongHyup Agribusiness Group Inc.	南韩	10%	$42.5	NA	NA	NA	NM	NA
04/16/2013	Plant Health Care plc	Quorum plc	英国	1%	76.6	7.8	(6.1)	9.89x	NM	NA
04/10/2013	Mangalore Chemicals & Fertilizers Limited	Adventz Investments and Holdings Limited	印度	8%	318.5	509.9	39.1	0.62x	8.1x	7.7%
01/24/2013	Liberty Phosphate Ltd.	Coromandel International Limited	印度	49%	66.9	90.6	17.4	0.74x	3.8x	19.2%
01/22/2013	Browns Investments PLC	Brown & Company PLC	美国	9%	83.9	21.2	0.4	3.96x	NM	NM
05/30/2011	Sabero Organics Gujarat Limited	Coromandel International Limited	印度	42%	139.2	91.5	9.4	1.52x	14.8x	10.3%
09/13/2012	MBAC Fertilizer Corp	B&A Mineracao S.A.	加拿大	12%	370.2	5.9	(20.7)	NM	NM	NM
05/23/2012	Azomures	Pelican Fertilizers GmbH	罗马尼亚	24%	329.0	486.1	NA	0.68x	NA	NA
03/27/2012	Olaines Kudra	Florabalt SIA Ltd.	拉脱维亚	5%	6.4	1.7	(0.2)	3.75x	NM	NM
11/25/2011	OJSC PhosAgro	Menoza Trading Limited	俄罗斯	0%	6,340.5	2,843.6	957.8	2.23x	6.6x	33.7%
06/30/2011	Stähler International GmbH & Co. KG	Cheminova A/S	德国	25%	50.6	145.1	NA	0.35x	NA	NA
06/22/2011	Vale Fertilizantes SA	Mineracao Naque S.A.	巴西	20%	8,822.0	1,931.0	414.0	4.57x	21.3x	21.4%
05/10/2011	Nufarm Limited	Sumitomo Chemical Co. Ltd.	澳大利亚	2%	1,994.3	2,302.2	198.6	0.87x	10.0x	8.6%
02/14/2011	Fumakilla Ltd.	S.T. Corporation	日本	NA	193.3	274.7	2.9	0.70x	66.5x	1.1%
					中位数	$145.1	$9.4	1.19x	10.0x	10.3%
					平均数	670.1	146.6	2.49x	18.8x	14.6%
					全部交易					
					中位数	$113.1	$17.4	0.74x	10.0x	15.1%
					平均数	436.4	124.4	1.69x	18.2x	15.4%
					最大值	2,843.6	957.8	9.89x	66.5x	35.0%
					最小值	1.7	(20.7)	0.12x	2.0x	1.1%
10/15/2012	永业国际	吴子申先生、Full Alliance、摩根士丹利旗下亚洲私募股权基金、Lead Rich		75%	$459.7	$547.6	$180.8	0.84x	2.5x	33.0%

来源: Capital IQ
注:NA表示数据不详
此可比交易分析中所涉及的交易没有一例和本交易的情况完全相符
目标公司隐含企业价值的计算基于公司宣布的股权交易价格和当时其他的公开信息
相应计算基于交易宣布前过去12个月内的数据
收购股票份额计算基于普通股股数
调整后EBITDA未被采用因为目标公司的净运营资本数据有限或不详

折现现金流分析[1]

（除每股价值外，单位为百万美元）

	截至12月31日的财年				
	2013E[2]	2014E	2015E	2016E	2017E
营业收入	$139.9	$730.8	$882.1	$1,057.0	$1,277.7
营业收入增长率 %		*25.4%*	*20.7%*	*19.8%*	*20.9%*
销货成本	(62.6)	(307.5)	(375.4)	(458.1)	(562.6)
销售及管理费用	(55.3)	(227.1)	(284.2)	(354.7)	(445.2)
研发费用	(4.2)	(23.4)	(28.1)	(33.7)	(40.4)
折旧及摊销费用[3]	2.2	13.5	13.5	13.5	13.5
EBITDA	$20.1	$186.3	$207.9	$224.0	$242.9
EBITDA 利润率 %	*14.3%*	*25.5%*	*23.6%*	*21.2%*	*19.0%*
折旧及摊销费用[3]	(2.2)	(13.5)	(13.5)	(13.5)	(13.5)
EBIT	$17.8	$172.8	$194.4	$210.5	$229.5
税费[4]	(5.0)	(32.8)	(36.9)	(40.0)	(43.6)
无杠杆收益	$12.8	$140.0	$157.5	$170.5	$185.9
折旧及摊销费用[3]	2.2	13.5	13.5	13.5	13.5
资本支出[5]	(2.0)	(2.6)	(3.9)	(4.6)	(5.1)
营运资本变化[6]	(142.1)	(116.1)	(93.3)	(103.6)	(117.2)
无杠杆自由现金流	($129.0)	$34.7	$73.8	$75.8	$77.1

2017E调整后EBITDA	
2017E EBITDA	$242.9
净营运资本变动额[7]	(183.5)
2017E调整后EBITDA	$59.5

	终值现值占企业价值的%		
折现率	9.0x	10.5x	12.0x
13.0%	83.9%	85.9%	87.4%
13.5%	84.1%	86.1%	87.6%
14.0%	84.4%	86.3%	87.8%
14.5%	84.6%	86.5%	88.0%
15.0%	84.9%	86.7%	88.2%

	现金流现值		基于2017年调整后EBITDA倍数得出的终值现值				隐含企业价值				净债务及其他[8]		隐含股权价值				隐含每股股权价值[9]		
折现率	2013 - 2017		9.0x	10.5x	12.0x		9.0x	10.5x	12.0x				9.0x	10.5x	12.0x		9.0x	10.5x	12.0x
13.0%	$58.3		$303.2	$353.7	$404.3		$361.5	$412.0	$462.6		$120.6		$240.9	$291.4	$342.0		$4.75	$5.75	$6.75
13.5%	$56.1		$297.0	$346.6	$396.1		$353.2	$402.7	$452.2		$120.6		$232.6	$282.1	$331.6		$4.59	$5.57	$6.54
14.0%	$54.0	+	$291.0	$339.5	$388.0	=	$345.0	$393.5	$442.0	-	$120.6	=	$224.4	$272.9	$321.4	=	$4.43	$5.39	$6.34
14.5%	$51.9		$285.2	$332.7	$380.2		$337.1	$384.6	$432.1		$120.6		$216.5	$264.0	$311.6		$4.27	$5.21	$6.15
15.0%	$49.9		$279.5	$326.0	$372.6		$329.3	$375.9	$422.5		$120.6		$208.7	$255.3	$301.9		$4.12	$5.04	$5.96

来源：公司管理层提供的财务预测

注：

1. 现值的计算以2013年9月13日作为期初时间，计算方式采用"半期惯例法"（假设现金流出现在每期的中间时点）
2. 以2013年9月13日为估值的截止时间，存根期为3.6个月，2013年剩余资本支出及运营资本预测值来自公司管理层
3. 不包括即将开工建设新生产设备产生的折旧和摊销
4. 税率预测采用管理层对该项目的预测
5. 用于即将建造新生产设施的9,400万美元的资本支出未被计入，这笔资本支出将作为公司运营所需支出以现金支付。公司管理层财务预测中包含此新生产设施所带来的效应
6. 去除净债务影响的净营运资本变动额=（流动资产-现金）-（流动负债-短期借款）
7. 净营运资本变动额=流动资产-流动负债
8. 包括2013年6月30日的债务和少数股权；现金结余不包括因公司季节性的商业模式而用于支持短期公司运营的9,900万美元的现金，也不包括用于即将开工建设新生产设备的9,400万美元的资本支出现金；根据公司管理层信息，优先股的赎回价值约为5,947万美元，其中包括了预计的累计优先股股息
9. 基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数

基准分析[1]

Size (LTM Revenue, millions)	
Sinofert Holdings Ltd.	$6,411.7
Nanjing Redsun Co. Ltd.	$1,181.2
Anhui Liuguo Chemical Co., Ltd.	$914.8
Stanley Fertilizer Co., Ltd.	$864.4
Chongqing JianFeng Chemical Co., Ltd	$570.1
Yongye International	$547.6
Liuzhou Chemical Industry Co., Ltd.	$418.3
Anhui Sierte Fertilizer Industry Co., Ltd.	$325.9
Migao Corporation	$286.7
China Green Agriculture, Inc.	$216.9
Ko Yo Chemical Group Limited	$205.5
Guangxi Hechi Chemical Co., Ltd.	$135.8

Size[2] (EV as of 09/13/2013, millions)	
Nanjing Redsun Co. Ltd.	$1,996.3
Sinofert Holdings Ltd.	$1,962.4
Anhui Liuguo Chemical Co., Ltd.	$911.3
Stanley Fertilizer Co., Ltd.	$884.1
Chongqing JianFeng Chemical Co., Ltd	$715.5
Liuzhou Chemical Industry Co., Ltd.	$575.7
Ko Yo Chemical Group Limited	$571.8
Anhui Sierte Fertilizer Industry Co., Ltd.	$513.5
Yongye International	$426.7
Guangxi Hechi Chemical Co., Ltd.	$253.1
Migao Corporation	$141.2
China Green Agriculture, Inc.	$63.8

Historical Growth (2-Fiscal Year Revenue)	
Anhui Liuguo Chemical Co., Ltd.	47.5%
Yongye International	43.8%
Nanjing Redsun Co. Ltd.	37.3%
Stanley Fertilizer Co., Ltd.	32.0%
Chongqing JianFeng Chemical Co., Ltd	26.4%
Guangxi Hechi Chemical Co., Ltd.	23.8%
Anhui Sierte Fertilizer Industry Co., Ltd.	19.7%
Sinofert Holdings Ltd.	18.6%
Liuzhou Chemical Industry Co., Ltd.	16.2%
China Green Agriculture, Inc.	9.9%
Migao Corporation	-2.8%
Ko Yo Chemical Group Limited	-6.1%

Historical Growth (1-Fiscal Year Revenue)	
Anhui Liuguo Chemical Co., Ltd.	77.3%
Chongqing JianFeng Chemical Co., Ltd	28.4%
Nanjing Redsun Co. Ltd.	23.9%
Guangxi Hechi Chemical Co., Ltd.	20.3%
Yongye International	13.5%
Sinofert Holdings Ltd.	12.3%
Stanley Fertilizer Co., Ltd.	10.7%
Anhui Sierte Fertilizer Industry Co., Ltd.	7.9%
Liuzhou Chemical Industry Co., Ltd.	3.2%
China Green Agriculture, Inc.	-0.3%
Ko Yo Chemical Group Limited	-6.6%
Migao Corporation	-25.6%

Historical Growth (2-Fiscal Year EBITDA)	
Nanjing Redsun Co. Ltd.	106.3%
Yongye International	46.8%
Sinofert Holdings Ltd.	42.6%
Guangxi Hechi Chemical Co., Ltd.	36.7%
Anhui Sierte Fertilizer Industry Co., Ltd.	24.4%
China Green Agriculture, Inc.	22.3%
Stanley Fertilizer Co., Ltd.	18.8%
Chongqing JianFeng Chemical Co., Ltd	15.9%
Anhui Liuguo Chemical Co., Ltd.	10.7%
Liuzhou Chemical Industry Co., Ltd.	6.2%
Ko Yo Chemical Group Limited	-15.2%
Migao Corporation	NMF

Historical Growth (1-Fiscal Year EBITDA)	
Nanjing Redsun Co. Ltd.	104.7%
Chongqing JianFeng Chemical Co., Ltd	42.6%
Yongye International	20.0%
China Green Agriculture, Inc.	14.2%
Stanley Fertilizer Co., Ltd.	12.0%
Anhui Sierte Fertilizer Industry Co., Ltd.	11.8%
Sinofert Holdings Ltd.	11.2%
Liuzhou Chemical Industry Co., Ltd.	-8.1%
Guangxi Hechi Chemical Co., Ltd.	-13.7%
Anhui Liuguo Chemical Co., Ltd.	-25.5%
Ko Yo Chemical Group Limited	-37.0%
Migao Corporation	NMF

Historical Growth (1-Fiscal Year Adjusted EBITDA[3])	
Nanjing Redsun Co. Ltd.	172.6%
China Green Agriculture, Inc.	23.3%
Anhui Liuguo Chemical Co., Ltd.	-12.6%
Sinofert Holdings Ltd.	-31.6%
Liuzhou Chemical Industry Co., Ltd.	-65.0%
Guangxi Hechi Chemical Co., Ltd.	-74.5%
Ko Yo Chemical Group Limited	-75.3%
Yongye International	NMF
Migao Corporation	NMF
Anhui Sierte Fertilizer Industry Co., Ltd.	NMF
Stanley Fertilizer Co., Ltd.	NMF
Chongqing JianFeng Chemical Co., Ltd	NMF

Projected Growth (1-Fiscal Year Revenue)	
Anhui Sierte Fertilizer Industry Co., Ltd.	45.1%
Ko Yo Chemical Group Limited	38.9%
Yongye International	31.6%
Stanley Fertilizer Co., Ltd.	29.2%
Nanjing Redsun Co. Ltd.	25.7%
Anhui Liuguo Chemical Co., Ltd.	15.9%
Chongqing JianFeng Chemical Co., Ltd	15.8%
Liuzhou Chemical Industry Co., Ltd.	8.0%
Sinofert Holdings Ltd.	4.2%
Migao Corporation	-13.4%
Guangxi Hechi Chemical Co., Ltd.	NA
China Green Agriculture, Inc.	NA

注：
1. *此基准分析中所涉及的公司没有一家和永业国际的情况完全相符*
2. *基于公开交易的普通股股价计算而得*
3. *调整后EBITDA = EBITDA – 净营运资本变化额。净营运资本=流动资产-流动负债*
4. *以2013年9月13日的汇率转换为美元*

过去12个月指截至公司最近公布财报数据时间的过去12个月
NA代表数据不详
NMF代表数据无意义

基准分析[1] （续）

Projected Growth (1-Fiscal Year EBITDA)	
Ko Yo Chemical Group Limited	77.9%
Anhui Sierte Fertilizer Industry Co., Ltd.	69.5%
Stanley Fertilizer Co., Ltd.	44.9%
Nanjing Redsun Co. Ltd.	30.1%
Yongye International	12.3%
Chongqing JianFeng Chemical Co., Ltd	-5.6%
Sinofert Holdings Ltd.	-11.5%
Liuzhou Chemical Industry Co., Ltd.	-14.8%
Migao Corporation	NMF
Anhui Liuguo Chemical Co., Ltd.	NA
China Green Agriculture, Inc.	NA
Guangxi Hechi Chemical Co., Ltd.	NA

Projected Growth (1-Fiscal Year Adjusted EBITDA[3])	
Yongye International	141.5%
Liuzhou Chemical Industry Co., Ltd.	69.7%
Stanley Fertilizer Co., Ltd.	46.2%
Nanjing Redsun Co. Ltd.	-34.5%
Anhui Sierte Fertilizer Industry Co., Ltd.	-43.0%
Ko Yo Chemical Group Limited	NA
Migao Corporation	NA
Anhui Liuguo Chemical Co., Ltd.	NA
China Green Agriculture, Inc.	NA
Guangxi Hechi Chemical Co., Ltd.	NA
Chongqing JianFeng Chemical Co., Ltd	NMF
Sinofert Holdings Ltd.	NMF

Profitability (LTM EBITDA to LTM Revenue)	
Yongye International	33.0%
China Green Agriculture, Inc.	32.3%
Ko Yo Chemical Group Limited	15.0%
Liuzhou Chemical Industry Co., Ltd.	14.7%
Chongqing JianFeng Chemical Co., Ltd	11.5%
Anhui Sierte Fertilizer Industry Co., Ltd.	11.5%
Nanjing Redsun Co. Ltd.	10.5%
Stanley Fertilizer Co., Ltd.	8.1%
Guangxi Hechi Chemical Co., Ltd.	7.8%
Anhui Liuguo Chemical Co., Ltd.	4.5%
Sinofert Holdings Ltd.	3.4%
Migao Corporation	-2.2%

Profitability (LTM Adjusted EBITDA[3] to LTM Revenue)	
Anhui Sierte Fertilizer Industry Co., Ltd.	32.7%
Liuzhou Chemical Industry Co., Ltd.	32.0%
Chongqing JianFeng Chemical Co., Ltd	20.5%
Anhui Liuguo Chemical Co., Ltd.	18.3%
Guangxi Hechi Chemical Co., Ltd.	15.4%
China Green Agriculture, Inc.	11.1%
Nanjing Redsun Co. Ltd.	9.3%
Stanley Fertilizer Co., Ltd.	8.9%
Migao Corporation	4.6%
Yongye International	4.4%
Sinofert Holdings Ltd.	-1.0%
Ko Yo Chemical Group Limited	-14.2%

Relative Depreciation (LTM Depreciation to LTM EBITDA)	
Guangxi Hechi Chemical Co., Ltd.	118.0%
Liuzhou Chemical Industry Co., Ltd.	73.2%
Anhui Liuguo Chemical Co., Ltd.	66.1%
Chongqing JianFeng Chemical Co., Ltd	57.8%
Ko Yo Chemical Group Limited	39.7%
Nanjing Redsun Co. Ltd.	29.8%
Sinofert Holdings Ltd.	28.5%
China Green Agriculture, Inc.	21.0%
Anhui Sierte Fertilizer Industry Co., Ltd.	20.4%
Stanley Fertilizer Co., Ltd.	10.3%
Yongye International	10.1%
Migao Corporation	NMF

Internal Investment (LTM Capex to LTM Revenue)	
Ko Yo Chemical Group Limited	48.4%
Chongqing JianFeng Chemical Co., Ltd	17.3%
Anhui Sierte Fertilizer Industry Co., Ltd.	16.2%
China Green Agriculture, Inc.	14.9%
Stanley Fertilizer Co., Ltd.	11.1%
Anhui Liuguo Chemical Co., Ltd.	8.8%
Guangxi Hechi Chemical Co., Ltd.	6.6%
Liuzhou Chemical Industry Co., Ltd.	5.1%
Nanjing Redsun Co. Ltd.	2.6%
Migao Corporation	1.7%
Sinofert Holdings Ltd.	1.0%
Yongye International	0.4%

Liquidity (Current Ratio as of 09/13/2013)	
China Green Agriculture, Inc.	4.4
Yongye International	3.5
Stanley Fertilizer Co., Ltd.	2.2
Migao Corporation	1.8
Chongqing JianFeng Chemical Co., Ltd	1.5
Anhui Sierte Fertilizer Industry Co., Ltd.	1.5
Sinofert Holdings Ltd.	1.3
Nanjing Redsun Co. Ltd.	1.0
Anhui Liuguo Chemical Co., Ltd.	0.9
Ko Yo Chemical Group Limited	0.9
Guangxi Hechi Chemical Co., Ltd.	0.6
Liuzhou Chemical Industry Co., Ltd.	0.6

Leverage[2] (Debt to EV as of 09/13/2013)	
Migao Corporation	132.3%
Ko Yo Chemical Group Limited	99.5%
Chongqing JianFeng Chemical Co., Ltd	51.0%
Liuzhou Chemical Industry Co., Ltd.	49.1%
Anhui Liuguo Chemical Co., Ltd.	38.9%
Sinofert Holdings Ltd.	36.0%
Guangxi Hechi Chemical Co., Ltd.	26.6%
China Green Agriculture, Inc.	25.2%
Nanjing Redsun Co. Ltd.	23.1%
Yongye International	22.7%
Anhui Sierte Fertilizer Industry Co., Ltd.	17.5%
Stanley Fertilizer Co., Ltd.	3.7%

注：
1. 此基准分析中所涉及的公司没有一家和永业国际的情况完全相符
2. 基于公开交易的普通股股价计算而得
3. 调整后EBITDA = EBITDA – 净营运资本变化额，净营运资本=流动资产-流动负债
4. 以2013年9月13日的汇率转换为美元
过去12个月指截至公司最近公布财报数据时间的过去12个月
NA代表数据不详
NMF代表数据无意义

基准分析[1]（续）

Average Account Receivable Turnover Days (LTM Period)	
Yongye International	153.3
Migao Corporation	143.1
China Green Agriculture, Inc.	124.0
Guangxi Hechi Chemical Co., Ltd.	32.6
Liuzhou Chemical Industry Co., Ltd.	29.1
Sinofert Holdings Ltd.	18.2
Nanjing Redsun Co. Ltd.	12.7
Anhui Sierte Fertilizer Industry Co., Ltd.	11.1
Anhui Liuguo Chemical Co., Ltd.	9.7
Ko Yo Chemical Group Limited	4.7
Stanley Fertilizer Co., Ltd.	1.6
Chongqing JianFeng Chemical Co., Ltd	0.4

Average Inventory Turnover Days (LTM Period)	
Yongye International	172.5
Guangxi Hechi Chemical Co., Ltd.	121.7
Anhui Sierte Fertilizer Industry Co., Ltd.	106.9
Migao Corporation	102.2
Nanjing Redsun Co. Ltd.	101.0
Liuzhou Chemical Industry Co., Ltd.	90.2
China Green Agriculture, Inc.	83.8
Stanley Fertilizer Co., Ltd.	78.6
Anhui Liuguo Chemical Co., Ltd.	77.2
Sinofert Holdings Ltd.	58.9
Chongqing JianFeng Chemical Co., Ltd	37.5
Ko Yo Chemical Group Limited	19.5

Average Account Payable Turnover Days (LTM Period)	
Guangxi Hechi Chemical Co., Ltd.	232.7
Nanjing Redsun Co. Ltd.	104.6
Stanley Fertilizer Co., Ltd.	83.1
Anhui Liuguo Chemical Co., Ltd.	61.7
Anhui Sierte Fertilizer Industry Co., Ltd.	53.4
Sinofert Holdings Ltd.	52.6
Liuzhou Chemical Industry Co., Ltd.	34.9
Yongye International	30.1
Chongqing JianFeng Chemical Co., Ltd	22.4
Migao Corporation	22.0
China Green Agriculture, Inc.	13.1
Ko Yo Chemical Group Limited	8.7

Average Cash Conversion Cycle[3] (LTM Period)	
Yongye International	295.7
Migao Corporation	223.3
China Green Agriculture, Inc.	194.7
Liuzhou Chemical Industry Co., Ltd.	84.4
Anhui Sierte Fertilizer Industry Co., Ltd.	64.6
Anhui Liuguo Chemical Co., Ltd.	25.2
Sinofert Holdings Ltd.	24.6
Chongqing JianFeng Chemical Co., Ltd	15.6
Ko Yo Chemical Group Limited	15.4
Nanjing Redsun Co. Ltd.	9.1
Stanley Fertilizer Co., Ltd.	(3.0)
Guangxi Hechi Chemical Co., Ltd.	(78.5)

Average Account Receivable Turnover Days (Fiscal Year 2012)	
Migao Corporation	210.9
Yongye International	184.8
China Green Agriculture, Inc.	124.0
Guangxi Hechi Chemical Co., Ltd.	28.2
Liuzhou Chemical Industry Co., Ltd.	17.8
Sinofert Holdings Ltd.	12.7
Nanjing Redsun Co. Ltd.	10.3
Anhui Liuguo Chemical Co., Ltd.	3.4
Ko Yo Chemical Group Limited	3.3
Anhui Sierte Fertilizer Industry Co., Ltd.	3.0
Chongqing JianFeng Chemical Co., Ltd	0.3
Stanley Fertilizer Co., Ltd.	0.0

Average Inventory Turnover Days (Fiscal Year 2012)	
Yongye International	207.5
Guangxi Hechi Chemical Co., Ltd.	120.9
Nanjing Redsun Co. Ltd.	97.1
Stanley Fertilizer Co., Ltd.	91.7
China Green Agriculture, Inc.	83.8
Liuzhou Chemical Industry Co., Ltd.	83.2
Migao Corporation	80.4
Anhui Liuguo Chemical Co., Ltd.	80.1
Anhui Sierte Fertilizer Industry Co., Ltd.	65.5
Sinofert Holdings Ltd.	60.4
Chongqing JianFeng Chemical Co., Ltd	36.6
Ko Yo Chemical Group Limited	18.3

Average Account Payable Turnover Days (Fiscal Year 2012)	
Guangxi Hechi Chemical Co., Ltd.	159.7
Nanjing Redsun Co. Ltd.	104.2
Stanley Fertilizer Co., Ltd.	64.5
Anhui Liuguo Chemical Co., Ltd.	54.0
Sinofert Holdings Ltd.	45.2
Liuzhou Chemical Industry Co., Ltd.	32.8
Migao Corporation	23.4
Anhui Sierte Fertilizer Industry Co., Ltd.	23.2
Yongye International	21.9
Chongqing JianFeng Chemical Co., Ltd	21.4
Ko Yo Chemical Group Limited	13.3
China Green Agriculture, Inc.	13.1

Average Cash Conversion Cycle[3] (Fiscal Year 2012)	
Yongye International	370.4
Migao Corporation	267.9
China Green Agriculture, Inc.	194.7
Liuzhou Chemical Industry Co., Ltd.	68.2
Anhui Sierte Fertilizer Industry Co., Ltd.	45.4
Anhui Liuguo Chemical Co., Ltd.	29.5
Sinofert Holdings Ltd.	27.9
Stanley Fertilizer Co., Ltd.	27.2
Chongqing JianFeng Chemical Co., Ltd	15.5
Ko Yo Chemical Group Limited	8.2
Nanjing Redsun Co. Ltd.	3.2
Guangxi Hechi Chemical Co., Ltd.	(10.7)

注：
1. 此基准分析中所涉及的公司没有一家和永业国际的情况完全相符
2. 基于公开交易的普通股股价计算而得
3. 平均资金周转周期= 平均营收占款周转天数+ 平均存货周转天数– 平均应付账款周转天数
4. 以2013年9月13日的汇率转换为美元
过去12个月指截至公司最近公布财报数据时间的过去12个月
NA代表数据不详
NMF代表数据无意义

基准分析[1]（续）

Average Net Working Capital[3] to Revenue % (LTM Period)	
Yongye International	74.5%
China Green Agriculture, Inc.	70.2%
Migao Corporation	65.6%
Anhui Sierte Fertilizer Industry Co., Ltd.	37.3%
Stanley Fertilizer Co., Ltd.	28.1%
Chongqing JianFeng Chemical Co., Ltd	17.0%
Sinofert Holdings Ltd.	3.1%
Anhui Liuguo Chemical Co., Ltd.	0.3%
Nanjing Redsun Co. Ltd.	-2.1%
Liuzhou Chemical Industry Co., Ltd.	-25.6%
Ko Yo Chemical Group Limited	-45.8%
Guangxi Hechi Chemical Co., Ltd.	-54.5%

Average Net Working Capital[3] to Revenue % (Fiscal Year 2012)	
Yongye International	73.8%
Migao Corporation	65.8%
China Green Agriculture, Inc.	50.0%
Anhui Sierte Fertilizer Industry Co., Ltd.	46.9%
Chongqing JianFeng Chemical Co., Ltd	32.6%
Stanley Fertilizer Co., Ltd.	28.0%
Sinofert Holdings Ltd.	5.0%
Anhui Liuguo Chemical Co., Ltd.	2.7%
Nanjing Redsun Co. Ltd.	-3.8%
Liuzhou Chemical Industry Co., Ltd.	-31.6%
Ko Yo Chemical Group Limited	-35.5%
Guangxi Hechi Chemical Co., Ltd.	-50.2%

Average Debt Free Net Working Capital[4] to Revenue % (LTM Period)	
Ko Yo Chemical Group Limited	107.9%
Migao Corporation	96.5%
Yongye International	54.6%
China Green Agriculture, Inc.	43.3%
Anhui Sierte Fertilizer Industry Co., Ltd.	41.1%
Nanjing Redsun Co. Ltd.	27.7%
Liuzhou Chemical Industry Co., Ltd.	22.9%
Chongqing JianFeng Chemical Co., Ltd	10.0%
Anhui Liuguo Chemical Co., Ltd.	9.4%
Sinofert Holdings Ltd.	7.7%
Stanley Fertilizer Co., Ltd.	1.8%
Guangxi Hechi Chemical Co., Ltd.	-23.2%

Average Debt Free Net Working Capital[4] to Revenue % (Fiscal Year 2012)	
Migao Corporation	104.8%
Ko Yo Chemical Group Limited	80.4%
Yongye International	70.1%
Anhui Sierte Fertilizer Industry Co., Ltd.	46.3%
China Green Agriculture, Inc.	22.5%
Liuzhou Chemical Industry Co., Ltd.	20.4%
Chongqing JianFeng Chemical Co., Ltd	19.6%
Nanjing Redsun Co. Ltd.	17.1%
Sinofert Holdings Ltd.	7.6%
Anhui Liuguo Chemical Co., Ltd.	6.0%
Stanley Fertilizer Co., Ltd.	3.5%
Guangxi Hechi Chemical Co., Ltd.	-15.2%

注：
1. 此基准分析中所涉及的公司没有一家和永业国际的情况完全相符
2. 基于公开交易的普通股股份计算而得
3. 净营运资本变动额，净营运资本=流动资产-流动负债
4. 去除净债务影响的净营运资本变动额=（流动资产-现金）-（流动负债-短期借款）
5. 以2013年9月13日的汇率转换为美元
过去12个月指截至公司最近公布财报数据时间的过去12个月
NA代表数据不详
NMF代表数据无意义